UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cuentas Inc.

(Name of the Registrant as Specified In Its Charter)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 30, 2019

To our Stockholders:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Cuentas Inc. (“Cuentas” or the “Company”), which will be held at 1:00 PM local time on December 30, 2019 at the Company’s principal executive office located at 19 W. Flagler St., Suite 902, Miami, FL 33130, for the following purposes:

1.

to approve the adoption of the Amended and Restated Articles of Incorporation to provide for a reclassification of all Series B Preferred Stock into common stock on a one-to-one basis to continue the number of authorized common stock at 360,000,000 shares and 50,000,000 shares of “blank check” preferred stock, par value $0.001 per share (the “Amendment Proposal”); and

2.	to approve the adoption of the Amended and Restated Bylaws of the Company in order to provide the Company with the flexibility necessary to carry out its business plan and in order to be more consistent with Florida law, as it relates to the actions which are permissible by the Board and shareholders, respectively (the “Bylaws Proposal”, and, together with the Certificate Proposal, the “Amendment Proposal”); and

3.	to approve the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Amendment Proposal (the “Adjournment Proposal” and, together with the Amendment Proposal, the “Proposals”).

Only stockholders of record at the close of business on December 10, 2019 may vote at the Special Meeting or any adjournment thereof. With respect to the Amendment Proposal, shares of common stock of the Company (the “Common Stock Group”) and shares of Series B Preferred Stock of the Company (the “Preferred Stock Group”) shall be voted as separate voting groups, and each share shall constitute one vote within its respective group. With respect to the Amendment Proposal and Adjournment Proposal, each stockholder of record is entitled to one vote for each share of common stock held at that time and one thousand votes for each share of Series B Preferred Stock held at that time. A majority of the votes is required to approve such proposals.

Your vote is important to us regardless of whether or not you plan to attend the Special Meeting. We encourage you to participate in the Special Meeting, either by attending and voting in person or by proxy. You may vote in person at the Special Meeting or by mailing your completed and signed proxy card.

By order of the Board of Directors,

/s/ Michael A. De Prado
Michael A. De Prado President December 20, 2019

CUENTAS INC.
19 W. Flagler St., Suite 902,

Miami, FL 33130

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the “Board” or the “Board of Directors”) of Cuentas Inc. (“Cuentas”, the “Company” or “we”) is making this Proxy Statement available to you in connection with the solicitation of proxies on its behalf for the Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will take place at the Company’s principal executive office located at 19 W. Flagler St., Suite 902, Miami, FL 33130 on December 30, 2019, at 1:00 P.M., local time.

The proposals that are scheduled to be considered and voted on at the Special Meeting are as follows:

1.

approval of the adoption of the Amended and Restated Articles of Incorporation to provide for a reclassification of all Series B Preferred Stock into common stock on a one-to-one basis and to increase the number of authorized common stock (the “Amendment Proposal”); and

2.

approval of the adoption of the First Amended and Restated Bylaws of the Company to provide for the set the number of authorized common stock at 360,000,000 shares and 50,000,000 shares of “blank check” preferred stock, par value $0.001 per share (the “Amendment Proposal”);

3.	approval of the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Amendment Proposal (the “Adjournment Proposal”, and together with the Amendment Proposal, the “Proposals”).

The Board unanimously recommends that stockholders vote “FOR” the Proposals.

Only stockholders of record at the close of business on December 10, 2019 may vote at the Special Meeting and any adjournments or postponements of that meeting. We are first making this Proxy Statement available to our stockholders on December 20, 2019.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE IN PERSON OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

Questions and Answers about the Special Meeting and Voting

Why am I being provided with these materials?

We are providing this Proxy Statement to you in connection with the Board’s solicitation of proxies to be voted at our Special Meeting to be held on December 30, 2019 (and at any postponements or adjournments of the Special Meeting) to vote on the Proposals.

The changes to the Articles of Incorporation and Bylaws that would be enacted if the Proposals are adopted are set forth in the Appendices A and B, respectively, to this Proxy Statement. If the requisite stockholder approval of the Proposal is obtained at the Special Meeting, the amendment and restatement to the Article of Incorporation and Bylaws provided in the Appendices A and B, respectively, to this Proxy Statement will become effective upon the filing of Amended and Restated Articles of Incorporation of the Company with the Secretary of State of the State of Florida.

How do I vote my shares without attending the Special Meeting?

Only stockholders of record at the close of business on December 10, 2019 (the “Record Date”) may vote at the Special Meeting. With respect to the CertificateProposal, shares of common stock of the Company (the “Common Stock Group”) and shares of Series B Preferred Stock of the Company (the “Preferred Stock Group”) shall be voted as separate voting groups, and each share shall constitute one vote within its respective group. With respect to the Amendment Proposal and the Adjournment Proposal, each stockholder of record is entitled to one vote for each share of common stock held at that time and one thousand votes for each share of Series B Preferred Stock held at that time. A majority of the votes is required to approve such proposals. On the Record Date, there were 2,816,327 shares of common stock of the Company and 10,000,000 shares of Series B Preferred Stock of the Company outstanding and entitled to vote at the Special Meeting.

●	If you are a stockholder of record (meaning you hold Cuentas shares registered in your name), please follow the instructions on the enclosed proxy card to indicate how you would like to vote. You may vote in person or you may sign and return the proxy card by mail.

●	If you are a street name holder (meaning you own Cuentas shares through a bank, broker, or other third party), please follow the instructions on the voting instruction card you received with this Proxy Statement to have your shares voted and, if needed, to change or revoke your selection (or contact your bank, broker, or other third-party holder for instructions).

What are the voting deadlines if I do not attend the Special Meeting?

Mailed proxy cards with respect to shares held of record or in street name must be received no later than December 29, 2019.

How many shares must be present to hold the Special Meeting?

In order for us to conduct the Special Meeting, the holders of a majority of the shares of each of the Common Stock Group and the Preferred Stock Group outstanding on the Record Date represented in person or by proxy will constitute a quorum at the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. “Broker non-votes” are not counted as present and entitled to vote for purposes of determining a quorum.

Who can attend the Special Meeting?

All Cuentas stockholders of record as of the close of business on December 10, 2019 may attend the Special Meeting. Directions to the Company’s principal executive office may be found on Google Maps at https://goo.gl/maps/edPA8KhEjJY5sCXh9. You will need a form of personal identification (such as a driver’s license) along with either your proxy card or proof of stock ownership to enter the Special Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to the Special Meeting, you must present proof of your ownership of common stock, such as a bank or brokerage account statement. You may vote shares held in street name at the Special Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares in person.

Are there other things I should know if I intend to attend the Special Meeting?

Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

Can I change my vote after I submit my proxy?

Yes. You may revoke your proxy or change your vote at any time before it is actually voted:

●	by signing and delivering to us another proxy with a later date that is received no later than December 29, 2019;

●

by sending a written statement to that effect to the Company’s Corporate Secretary at Cuentas Inc., 19 W. Flagler St., Suite 902, Miami, FL 33130 provided that such statement is received no later than December 29, 2019; or

●	by voting in person at the Special Meeting.

Please note, however, that if you are a beneficial owner of shares and you wish to revoke your proxy or vote at the Special Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Your attendance at the Special Meeting will not, by itself, revoke your proxy.

Who will count the votes?

The Company’s compliance or/and Chief Financial Officers will tabulate and certify the votes. A representative of the Board of Director may serve as an inspector of election.

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Broker Discretionary Voting Allowed	Impact of Abstain Vote and “Broker Non- Votes”
Proposal 1 – Articles of Incorporation Amendment and Restatement Proposal	(i) greater than 50% of the quorum of the Common Stock Group; and (ii) at least 51% of the Preferred Stock Group	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No	Against

Proposal 2 – Bylaws Amendment and Restatement Proposal	Majority of votes cast – “FOR” votes must exceed “AGAINST” votes	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No	None

Proposal 3 – Adjournment Proposal	Majority of votes cast – “FOR” votes must exceed “AGAINST” votes	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No	None

(1)	If you are a record holder and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

What if I receive more than one proxy card or voting instruction form for the Special Meeting?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or voting instruction form.

Could other matters be decided at the Special Meeting?

The Company has called this meeting for the sole business set forth in the Proposals. The Company does not intend to present any other matters.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the Special Meeting for any purpose germane to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Time), at the Company’s principal executive offices at 200 S BISCAYNE BLVD., 55TH FLOOR, MIAMI, FL by contacting Mr. Matthew Schulman, the Company’s Compliance Officer.

PROPOSAL 1:

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF CUENTAS, INC.

ARTICLES OF INCORPORATION AND

TO RECLASSIFY ALL SERIES B PREFERRED STOCK INTO COMMON STOCK OF THE COMPANY

General

The Company’s Board of Directors has approved and declared advisable, and recommends that the Company’s stockholders adopt, an amendment and restatement of the Company’s Articles of Incorporation that would simplify the Company’s capital structure and automatically cause all outstanding shares of Series B Preferred Stock of the Company to be converted into common stock of the Company on a one-to-one basis, set the number of authorized shares of common stock of the Company at 360,000,000 and authorized shares of “blank check” preferred stock, par value $0.001 per share at 50,000,000 shares, effective as of the date the Amended and Restated Articles of Incorporation are filed with the Secretary of State of the State of Florida. The Company’s Board of Directors approved this proposal for the reasons detailed below. The Company strives to be a “world-class company” that observes corporate governance best practices, which Cuentas’ believes are correlated with higher long-term returns to stockholders. In addition, simplifying Cuentas’ capital structure such that all shareholders of the Company shall own common stock of the Company will reduce the cost, complexity and investor confusion associated with Company’s current capital structure. The Board of Directors recommends a vote “FOR” the approval of the Amendment Proposal.

If this proposed amendment is approved by the requisite vote of Cuentas’ stockholders and the other conditions described below are satisfied, we will file the Amended and Restated Articles of Incorporation with the Florida Secretary of State, and the reclassification of stock will become effective immediately after that filing.

A copy of Cuentas’ Amended and Restated Articles of Incorporation is attached as Appendices A to this Proxy Statement. The discussion below regarding the proposed Amendment Proposal is only a summary of material terms and may not contain all information that is important to you. You should carefully read the full text of Appendices A before deciding how to vote.

Reasons for the Proposal to Eliminate the Dual Class Structure

A single class of stock should enable us to streamline our stock transfer agent functions and benefit plan administration

If we simplify our capital structure by moving to a single class of stock, we will be in a better position to consider alternatives in the future for improving stock and plan administration. In addition, this change would better position us to evaluate or consider other providers of these services.

Simplifying our capital structure would eliminate confusion created by our dual class stock structure

Our dual class stock structure has created confusion among some investors with respect to the calculation of our total market capitalization and shares outstanding. Eliminating the dual class structure would eliminate such confusion

Background of the Proposal

Prior to submitting this proposal to our stockholders, our Board and management engaged in investor outreach efforts and gained valuable insight about our stockholders’ outlook on our corporate governance practices in light of our continued growth as a company and our commitment to long-term investor value creation. In deciding whether to commit to presenting this management proposal to stockholders at this time, the Board weighed the pros and cons of classified and declassified board structures and stockholder input on the subject. After deliberation, the Board agreed that it would be in the best interests of Cuentas and its stockholders for the Board to present the Amendment Proposal.

Effective Date

If this proposed amendment is approved by the requisite vote of our stockholders and the other conditions described below are satisfied, we will file our amended and restated articles of incorporation with the Florida Secretary of State, and the reclassification of stock will become effective immediately after that filing.

Vote Required

The affirmative vote of the shareholders of the Company representing a majority of the common stock of the Company that constitute a quorum of the Common Stock Group as well as a majority of the shareholders of the Company representing a majority of the Series B Preferred Stock of the Company is required to approve the Certificate Proposal. Abstentions and “broker non-votes” will count as votes “against” this Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1.

PROPOSAL 2:

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF CUENTAS, INC.

BYLAWS

The Company’s Board of Directors has approved and declared advisable, and recommends that the Company’s stockholders adopt, an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”). The Company’s Board of Directors believes the Amended and Restated Bylaws are in the best interests of the Company's shareholders as they provide the Company with the flexibility necessary to carry out its business plan and attract potential strategic partners.

The overall goal of these amendments is to enhance the rights of stockholders, improve the Company’s corporate governance and simplify the Bylaws. The Amended and Restated Bylaws will also be more consistent with Florida law as it relates to actions which are permissible by the Board and which do not customarily require shareholder approval.

Therefore, the Board believes that the Amended and Restated Bylaws will make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law, including, allowing the Board to set the number of Directors, fill vacancies in the Board or amend the bylaws, to be consistent with the requisite provisions of the Articles of Incorporation of the Company. The adoption of the Amended and Restated Bylaws will not alter the directors' fiduciary obligations to the Company.

A copy of the proposed amended and restated Bylaws is attached to this proxy statement as Appendix B.You should carefully read the full text of Appendices B before deciding how to vote.

Vote Required

The affirmative vote of a shareholders of the Company representing a majority of all of the shares of the Company that constitute a quorum of the Common Stock Group and Preferred Stock Group is required. Abstentions and “broker non-votes” will count as votes “against” this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2.

PROPOSAL 3:

ADJOURNMENT OF THE SPECIAL MEETING

IF NECESSARY OR ADVISABLE TO

SOLICIT ADDITIONAL PROXIES

General

The Company is asking stockholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Amendment Proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Other Information

This Adjournment Proposal relates only to an adjournment of the Special Meeting occurring for purposes of soliciting additional proxies for approval of the Amendment Proposal in the event that there are insufficient votes to approve such matter.

To the extent that any adjournment occurs, whether under this Proposal 3 or otherwise, the Company will be entitled to use the same Record Date, for determining the stockholders entitled to vote at the Special Meeting.

Vote Required

The affirmative vote of a shareholders of the Company representing a majority of all of the shares of the Company that constitute a quorum of the Common Stock Group and Preferred Stock Group is required. Abstentions and “broker non-votes” will count as votes “against” this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of December 10, 2019, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the executives, and (iv) our directors and executive officers as a group. Unless otherwise indicated, the address of each shareholder is c/o our company at our principal office address:

Beneficial Owner	Address	Percent of Class (**)	Number of Shares Beneficially Owned (*)
Arik Maimon	200 S. Biscayne Blvd., Suite 5500	15.18%	451,425
CEO	Miami, FL 33131

Michael De Prado	200 S. Biscayne Blvd., Suite 5500	9.18%	272,831	**
President	Miami, FL 33131

Adiv Baruch	200 S. Biscayne Blvd., Suite 5500	1.12%	33,334
Chief Strategy Officer and Director	Miami, FL 33131

Natali Dadon	4019 194th Trail	0.51%	15,217
Director	Golden Beach, FL 33160

Heritage Ventures Limited		8.42%	250,315

Ran Daniel		1.68%	50,0000

Richard J. Berman Director	200 S. Biscayne Blvd., Suite 5500 Miami, FL 33131	1.016%	50,000

HUSEYIN KIZANLIKI	200 S. Biscayne Blvd., Suite 5500 Miami, FL 33131	5.64%	167,734

Dinar Zuz LLC		16.82%	500,000

All Directors and Officers as a Group (4 persons)		25.99%	772,807

(*)	Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute Beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household. This includes any shares such person has the right to acquire within 60 days.

(**)	Percent of class is calculated on the basis of the number of shares outstanding on December 10, 2019 of 2,816,327.

Changes in Control

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

OTHER MATTERS

The Company has called this meeting for the sole business set forth in Proposals 1, 2 and 3. The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters.

OTHER INFORMATION

Householding of Proxies

Under rules adopted by the SEC, we are permitted to deliver a single copy of the proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

The Company is not householding this year for those stockholders who own their shares directly in their own name. If you share the same last name and address with another Company stockholder who also holds his or her shares directly, and you would each like to start householding for the Company’s proxy materials, please contact us at Cuentas Inc., ), at the Company’s principal executive offices at 200 S BISCAYNE BLVD., 55TH FLOOR, MIAMI, FL by contacting Mr. Matthew Schulman, the Company’s Compliance Officer,, telephone 800-611-3622 .

Some brokers and nominees who hold Company shares on behalf of stockholders may be participating in the practice of householding proxy materials for those stockholders. If your household receives a single copy of proxy materials, but you would like to receive your own copy, please contact us as stated above, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another stockholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company’s disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

Proxy Solicitation

The Company will bear the entire cost of this proxy solicitation. In addition to soliciting proxies, we expect that our directors, officers and other management employees may solicit proxies personally or by mail, facsimile, telephone, or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2020 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of stockholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2020 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2020 proxy statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 27, 2019, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2020 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2019 Annual Meeting of Stockholders, unless the date of the 2020 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2019 Annual Meeting of Stockholders. If the date of the 2020 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2019 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2020 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting of Stockholders, or if the first public announcement of the date of the 2020 Annual Meeting of Stockholders is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which the public announcement of the date of such meeting is first made.

Notices of any proposals or nominations for the Company’s 2020 Annual Meeting of Stockholders should be sent to Cuentas Inc., 200 S BISCAYNE BLVD., 55TH FLOOR, MIAMI, FL by contacting Mr. Matthew Schulman, the Company’s Compliance Officer.

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CUENTAS INC.

(Document Number P05000130265)

As Amended and Restated on December [●], 2019

ARTICLE I

The name of this Corporation is Cuentas Inc.

ARTICLE II

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act, as the same exists or may hereafter be amended (the “FBCA”).

ARTICLE III

(1) Authorized Shares. The total number of shares that the Corporation shall have the authority to issue is four hundred ten million (410,000,000), of which three hundred sixty million (360,000,000) shall be shares of Common Stock, $0.001 par value per share (“Common Stock”), and fifty million (50,000,000) shall be shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

(a) Common Stock may be issued by the Corporation from time to time for such consideration as may be determined from time to time by the Board of Directors subject to, and in accordance with the full discretion conferred upon the Board of Directors by, the FBCA. Any and all shares for which the consideration so determined shall have been paid or delivered shall be deemed fully paid shares and shall not be liable for any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

(b) Each share of Common Stock shall have one vote, and the exclusive voting power for all purposes shall be vested in the holders of Common Stock, unless Preferred Stock with voting rights is created pursuant to Article III, Section 1(f) below.

(c) No holder of Common Stock as such shall have any preemptive right to subscribe for or acquire: (i) unissued or treasury shares of the Corporation of any class or series, (ii) securities of the Corporation convertible into or carrying a right to acquire or subscribe to shares of any class or series, or (iii) any other obligations, warrants, rights to subscribe to shares, or other securities of the Corporation of any class or series, in each case whether now or hereafter authorized.

(d) Subject to the provisions of law, dividends may be paid on the Common Stock (and any Preferred Stock authorized pursuant to Article III, Section 1(f) below which has the right to receive dividends) at such times and in such amounts as the Board of Directors may deem advisable.

(e) In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to the remaining net assets of the Corporation, subject to any rights of the Preferred Stock to receive a portion of such net assets if Preferred Stock is subsequently authorized under Article III, Section 1(f) below.

(f) The Board of Directors is hereby expressly authorized, without the additional vote of the shareholders holding any class or series of capital stock, to provide, out of the authorized, but unissued, shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, all of which may be set forth in resolutions adopted by the Board of Directors and a Certificate of Amendment to these Amended and Restated Articles of Incorporation filed with the Florida Department of State, Division of Corporations. The powers, preferences, and relative, participating, optional, and other special rights of each series of Preferred Stock, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(2) Reclassification. Upon the filing of these Amended and Restated Articles of Incorporation (the date of such filing, the “Effective Date”), a reclassification (the “Reclassification”) will occur, pursuant to which each share of Series B Preferred Stock of the Corporation issued and outstanding as of immediately prior to the filing of these Amended and Restated Articles of Incorporation shall automatically, without further action on the part of the Corporation or any holder of such Series B Preferred Stock (each, a “Reclassified Shareholder”), be reclassified and converted into one share of Common Stock. The Reclassification will be effected as follows:

(a) Following the Effective Date, each holder of one or more certificates representing previously issued and outstanding shares of Series B Preferred Stock (each, an “Old Certificate”) will be entitled to receive, upon the surrender of all of such Reclassified Shareholder’s Old Certificates (or, if such Reclassified Shareholder alleges that an Old Certificate has been lost, stolen, or destroyed, a Lost Stock Certificate Affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft, or destruction of such Old Certificate) to the Corporation’s transfer agent for cancellation, one new certificate (each, a “New Certificate”) representing all of the shares of Common Stock into which such Reclassified Shareholder’s shares of previously owned Series B Preferred Stock were reclassified and converted as a result of the Reclassification.

(b) From and after the Effective Date, Old Certificates shall confer no right upon the holders thereof other than the right to exchange Old Certificates for New Certificates pursuant to the provisions hereof.

ARTICLE IV

The following provisions are inserted for the regulation and conduct of the affairs of the Corporation, but it is expressly provided that the same are intended to be and shall be construed to be in furtherance and not in limitation or exclusion of the powers conferred by law:

(1) Subject always to such Bylaws as may be adopted from time to time by the shareholders, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the Bylaws of the Corporation, but any Bylaw provision adopted by the Board of Directors may be altered, amended or repealed by the shareholders. The Bylaws or any particular Bylaw provision may fix a greater quorum or voting requirement for shareholders (or voting groups of shareholders) than is required by the FBCA.

(2) All corporate powers of the Corporation shall be managed by or under the authority of, and its business and affairs shall be managed under the direction of, its Board of Directors. Directors need not be shareholders. The Bylaws may prescribe the number of directors, but not less than three; may provide for the increase or reduction thereof, but not less than three; and may prescribe the number necessary to constitute a quorum, which number may be less than a majority of the whole Board of Directors, but not less than the number required by the FBCA. Whenever a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, it may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors.

ARTICLE V

(1) A director of the Corporation shall not be personally liable for monetary damages to the Corporation, its shareholders, or any other person or entity for any statement, vote, decision, or failure to act regarding corporate management or policy, to the fullest extent permitted by the FBCA.

(2) (a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in, any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, whether formal or informal and whether or not such action, suit, or proceeding is brought by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the FBCA. The right to indemnification conferred in this Article V shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent permitted by the FBCA. The right to indemnification conferred in this Article V shall be a contract right.

(b) The Corporation may, by action of its Board of Directors, provide indemnification to such of the directors, officers, employees, and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and permitted by the FBCA.

(3) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the FBCA.

(4) The rights and authority conferred in this Article V shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

(5) Neither the amendment nor repeal of this Article V, nor the adoption of any provision of the Articles of Incorporation or the Bylaws of the Corporation (each as amended or amended and restated from time to time), nor, to the fullest extent permitted by the FBCA, any modification of law, shall eliminate or reduce the effect of this Article V in respect of any acts or omissions occurring prior to such amendment, repeal, adoption, or modification.

ARTICLE VI

No director of the Corporation may be removed from office by the shareholders except (a) for cause or (b) by the affirmative vote, at a special meeting of shareholders held for that purpose, of not less than a majority of the shareholders entitled to vote for the election of directors (or, if a director is elected by a voting group of shareholders, a majority of the shareholders entitled to vote for the election of such director). Upon any such removal, the term of the director who shall have been so removed shall forthwith terminate and there shall be a vacancy in the Board of Directors to be filled in such manner as shall be provided herein and by the Bylaws of the Corporation.

ARTICLE VII

A special meeting of shareholders of the Corporation shall be held (a) on the call of its Board of Directors or the person or persons authorized to do so by the Bylaws, or (b) if the holders of not less than 25% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Corporation’s Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

ARTICLE VIII

Subject to the provisions of Articles III and IX hereof, the Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Amended and Restated Articles of Incorporation in the manner now or hereafter prescribed by statute and, with the sole exception of those rights and powers conferred under Article V hereof, all rights and powers conferred herein upon the shareholders, directors, and officers, if any, are granted subject to this reservation.

ARTICLE IX

Any action to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent (or consents) in writing setting forth the action to be so taken shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Florida, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days after the earliest dated consent delivered in the manner required by this Article IX, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those shareholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to the Corporation.

The Corporation does hereby certify that pursuant to Sections 607.0821, 607.1001, 607.1003, 607.1004, and 607.1007 of the FBCA, the foregoing amendment and restatement was approved by the Board of Directors of the Corporation pursuant to that certain Written Consent of the Board of Directors of the Corporation, effective as of December [10], 2019, and was adopted by the shareholders at a Special Meeting of Shareholders on December [30], 2019. The voting groups entitled to vote on the adoption of the foregoing amendment and restatement were the holders of Common Shares as one voting group and the holders of Series B Preferred Units as another voting group. The number of votes cast by each such voting group was sufficient for approval for such voting group.

[Remainder of Page Left Blank – Signature Page Follows]

IN WITNESS HEREOF, these Amended and Restated Articles of Incorporation have been executed by a duly authorized officer of the Corporation on December [●], 2019.

Arik Maimon, Chief Executive Officer

Signature Page to Amended and Restated Articles of Incorporation

APPENDIX B

Amended and Restated Bylaws

of

Cuentas Inc.

December [●], 2019

ARTICLE I

SHAREHOLDERS

SECTION 1. Place of Holding Meeting. Meetings of shareholders may be held at such place within or without the State of Florida as may be determined by the Board of Directors.

SECTION 2. Quorum. Any number of shareholders, together holding a majority of the votes entitled to be cast by a voting group on a particular matter, represented in person or by proxy at any meeting of shareholders, constitutes a quorum of that voting group for action on that matter, except as may be otherwise provided by law, by the Amended and Restated Articles of Incorporation (as amended from time to time, the “Articles of Incorporation”) or by these Amended and Restated Bylaws. At any meeting of shareholders for the election of directors at which any voting group shall have a separate vote, the absence of a quorum of any other voting group shall not prevent the election of the directors to be elected by such voting group.

SECTION 3. Adjournment of Meetings. If less than a quorum shall be in attendance at the time for which the meeting shall have been called, the meeting may be adjourned from time to time by a majority vote of the shares represented, and who would be entitled to vote at the meeting if a quorum were present, without any notice other than by announcement at the meeting. Any meeting at which a quorum is present may also be adjourned, in like manner, for such time, or upon such call, as may be determined by vote. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

SECTION 4. Annual Election of Directors. The annual meeting of shareholders for the election of directors and the transaction of other business shall be held on the date and at the time fixed by resolution of the Board of Directors. If the election of directors does not occur on the day designated herein for the annual meeting or at an adjournment thereof, the Board of Directors shall cause a meeting of the shareholders for the election of a Board of Directors to be held as soon thereafter as may be convenient. At such meeting the shareholders may elect the directors and transact other business with the same force and effect as at an annual meeting duly called and held. The directors shall hold office until the next annual election and until their successors are respectively elected and qualified or until any such director’s earlier death, resignation, or removal; provided, however, in the event that any voting group has the right to elect directors separately as a voting group and such right shall have vested, such right may be exercised as provided in the Articles of Incorporation and any voting or similar agreement entered into by and among a group of shareholders. The Secretary shall prepare, or cause to be prepared, at least ten (10) days before every election, a complete list of shareholders entitled to vote, arranged in alphabetical order, and such list shall be kept in a file at the principal office of the corporation for such ten (10) days, for the examination of any shareholder at any time during usual business hours, and shall be produced and kept at the time and place of election during the whole time thereof, subject to the inspection of any shareholder who may be present.

SECTION 5. Voting at Shareholders’ Meeting. Unless otherwise provided in the Articles of Incorporation or these Amended and Restated Bylaws, and subject to the provisions of the Florida Business Corporation Act (the “FBCA”), each shareholder entitled to vote shall have one (1) vote to each share of voting stock registered in its name on the books of the corporation.

SECTION 6. Notice of Shareholders’ Meetings. Written notice, stating the time and place of the meeting and, in case of a special meeting, stating also a description of the purpose or purposes for which the meeting is called, shall be given by the secretary in person, by mail, or other method of delivery, or by e-mail or other electronic transmission if authorized by a shareholder, at least ten (10) but not more than sixty (60) days before the meeting. A written waiver of such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any notice or waiver of notice shall also satisfy the requirements of Article VI, Section 2 below.

SECTION 7. Nomination of Directors.

(a) Only persons who are nominated in accordance with the procedures set forth in these Amended and Restated Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders (1) by or at the direction of the Board of Directors or (2) by any shareholder (or group of shareholders as provided in this Section 7(b) below) of the corporation who is a shareholder of record at the time of giving of notice provided for in this Section 7, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section 7. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder’s notice (other than a notice submitted in order to include a Shareholder Nominee (as defined below) in the corporation’s proxy materials, as defined and described in Section 7(b) below) shall be delivered to or mailed and received at the principal executive office of the corporation not less than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days, notice by the shareholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) days in advance of such annual meeting or ten (10) days following the day on which notice or public disclosure of the date of the meeting is first made by the corporation.

Such shareholder’s notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such shareholder, and (ii) the class and number of shares of the corporation which are beneficially owned by such shareholder.

At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 7.

(b) The corporation shall include in its proxy statement for an annual meeting of shareholders the name of any person nominated for election to the Board of Directors (the “Shareholder Nominee”) by a shareholder or group of not more than ten (10) shareholders that satisfies the requirements of this Section 7(b) (the “Eligible Shareholder”), together with the Required Information (defined below), who expressly elects at the time of providing the notice required by this Section 7(b) to have the Shareholder Nominee included in the corporation’s proxy materials pursuant to this Section 7. Such notice shall consist of a copy of Schedule 14N filed with the Securities and Exchange Commission in accordance with Rule 14a-18 of the Exchange Act, along with any additional information as required to be delivered to the corporation by this Section 7(b) (all such information collectively referred to as the “Notice”), and such Notice shall be delivered to the corporation in accordance with the procedures and at the times set forth in this Section 7(b).

(i) Notwithstanding the procedures set forth in Section 7(a), the Notice, to be timely, must be received at the principal executive office of the corporation not later than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, the Notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the one hundred fiftieth (150th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred twenty (120) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of a shareholders’ meeting, or the public announcement thereof, commence a new time period for the giving of a shareholder’s Notice as described above, except as required by law.

(ii) For purposes of this Section 7(b), the “Required Information” that the corporation will include in its proxy statement consists of: (A) the information concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in a proxy statement of the corporation by the rules and regulations of the Exchange Act; and (B) if the Eligible Shareholder so elects, a Statement (as defined below).

(iii) The corporation shall not be required to include, pursuant to this Section 7(b), any Shareholder Nominee in its proxy materials for any meeting of shareholders for which the Secretary of the corporation receives a notice that the nominating shareholder has nominated a person for election to the Board of Directors pursuant to the advance notice requirements for shareholder nominees for director set forth in Section 7(a) of these Bylaws.

(iv) The maximum number of Shareholder Nominees appearing in the corporation’s proxy materials with respect to an annual meeting of shareholders shall not exceed 20% of the number of directors in office as of the last day on which the Notice may be delivered, or if such amount is not a whole number, the closest whole number below 20%. Shareholder Nominees that were submitted by an Eligible Shareholder for inclusion in proxy materials of the corporation pursuant to this Section 7(b), but either are subsequently withdrawn, or that the Board of Directors itself determines to nominate for election, shall be included in this maximum number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 7(b) exceeds this maximum number, each Eligible Shareholder will select one Shareholder Nominee for inclusion in the corporation’s proxy materials until the maximum number is reached, going in order of the amount of shares of common stock of the corporation (largest to smallest) disclosed as owned by each Eligible Shareholder in the Notice. If the maximum number is not reached after each Eligible Shareholder has selected one Shareholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the maximum number is reached.

(v) For purposes of this Section 7(b), an Eligible Shareholder shall be deemed to “own” only those outstanding shares of common stock of the corporation as to which the shareholder possesses both: (1) the full voting and investment rights pertaining to the shares and (2) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided, however, that the number of shares calculated in accordance with clauses (1) and (2) shall not include any shares (A) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, including short sales, (B) borrowed, for purposes other than a short sale, by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell, or (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such shareholder or affiliate. A shareholder shall “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A shareholder’s ownership of shares shall be deemed to continue during any period in which the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the common stock of the corporation are “owned” for these purposes shall be determined by the Board of Directors.

(vi) An Eligible Shareholder must have owned (as defined in Section 7(b)(v) above) 3% or more of the corporation’s issued and outstanding Common Stock continuously for at least three (3) years (the “Required Shares”) as of both the date the Notice is required to be received by the corporation in accordance with this Section 7(b) and the record date for determining shareholders entitled to vote at the annual meeting, and must continue to hold the Required Shares through the meeting date; provided, however, that up to, but not more than, ten (10) individual shareholders who otherwise meet all of the requirements to be an Eligible Shareholder may aggregate their shareholdings in order to meet the 3% minimum ownership percentage prong, but not the holding period prong, of the Required Shares definition. Within the time period specified in this Section 7(b) for delivery of the Notice, an Eligible Shareholder (including each of the individual members of a group of Eligible Shareholders) must provide the following information in writing to the Secretary of the corporation: (1) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within three (3) days prior to the date the Notice is received by the corporation, the Eligible Shareholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Shareholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date, along with a written statement that the Eligible Shareholder will continue to hold the Required Shares through the meeting date; (2) the information required to be set forth in the Notice, together with the written consent of each Shareholder Nominee to being named in the proxy statement as a nominee and to serving as a director if elected; (3) a representation that the Eligible Shareholder (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the corporation, and does not presently have such intent, (B) has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Shareholder Nominee(s) being nominated pursuant to this Section 7(b), (C) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee or a nominee of the Board of Directors, and (D) will not distribute to any shareholder any proxy card for the annual meeting other than the form distributed by the corporation; and (4) an undertaking that the Eligible Shareholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the corporation or out of the information that the Eligible Shareholder provided to the corporation, (B) comply with all other laws and regulations applicable to any solicitation in connection with the annual meeting, and (C) provide to the corporation prior to the election of directors such additional information as requested with respect thereto. The inspector of election shall not give effect to the Eligible Shareholder’s votes with respect to the election of directors if the Eligible Shareholder does not comply with each of the representations set forth in clause (3) above.

(vii) The Eligible Shareholder may provide to the Secretary of the corporation, at the time the information required by this Section 7(b) is provided, a written statement for inclusion in the proxy statement for the corporation’s annual meeting, not to exceed 500 words, in support of the Shareholder Nominee’s candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 7(b), the corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is materially false or misleading, omits to state any material fact, or would violate any applicable law or regulation.

(c) The corporation may request such additional information as necessary to permit the Board of Directors to determine if each Shareholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the corporation’s Common Stock is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of its directors. If the Board of Directors determines in good faith that the Shareholder Nominee is not independent under any of these standards, the Shareholder Nominee will not be eligible for inclusion in the corporation’s proxy materials.

(d) Any Shareholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting of shareholders but either (1) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (2) does not receive at least 25% of the votes cast in favor of the election of such Shareholder Nominee, will be ineligible to be a Shareholder Nominee pursuant to this Section 7(b) for the next two (2) annual meetings of the corporation.

(e) Notwithstanding anything in Section 7(a) or Section 7(b) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased by the Board of Directors, and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred thirty (130) days prior to the first (1st) anniversary of the preceding year’s annual meeting, a shareholder’s notice required by Section 7(a) or Section 7(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase (and with respect to Section 7(b), only to the extent the increase in the size of the board increases the number of nominees permitted under Section 7(b)(iv)), if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) business day following the day on which such public announcement is first made by the corporation.

(f) The Chairman of the meeting shall have the power to determine and declare to the meeting whether a nomination was made in accordance with the procedures prescribed by these Amended and Restated Bylaws, and if the Chairman should so determine that such nomination was not made in compliance with these Amended and Restated Bylaws, declare to the meeting that no action shall be taken on such nomination and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section.

SECTION 8. Notice of Business. At any meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting: (a) by or at the direction of the Board of Directors; or (b) by any shareholder of the corporation who is a shareholder of record at the time of giving of the notice provided for in this Section 8 and at the time of the meeting, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 8. The immediately preceding sentence shall be the exclusive means for a shareholder to make business proposals (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the corporation’s notice of meeting) before a meeting of shareholders. For business to be properly brought before a shareholder meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation in accordance with the timeliness provisions of Section 7 above. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting: (a) brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business. The Chairman of the meeting shall have the power to determine and declare to the meeting whether a proposal of business was made in accordance with the procedures prescribed by these Amended and Restated Bylaws, and if the Chairman should so determine that such proposal of business was not made in compliance with these Amended and Restated Bylaws, declare to the meeting that no action shall be taken on such proposal and such defective proposal shall be disregarded. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 8.

SECTION 9. Organization. At each meeting of shareholders, the Chairman of the board or, in the absence of the Chairman or if a Chairman shall not have been elected, a person appointed by the directors shall act as Chairman of the meeting. The Secretary of the corporation (or, in the absence or inability to act of the Secretary of the corporation, the person whom the Chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

SECTION 10. Order of Business. The order of business at all meetings of shareholders, as well as the rules governing such meetings, shall be solely determined by the Chairman of the meeting.

ARTICLE II

DIRECTORS

SECTION 1. Organization. The Board of Directors may hold a meeting for the purpose of organization and the transaction of other business if a quorum be present, immediately before and/or after the annual meeting of the shareholders and immediately before and/or after any special meeting at which directors are elected. Notice of such meeting need not be given. Such organizational meeting(s) may be held at any other time or place, which shall be specified in a notice given as provided for special meetings of the Board of Directors, or in a consent and waiver of notice thereof signed by all the directors.

SECTION 2. Chairman of the Board. At the organizational meeting described in Article II, Section 1 or at such other time as the Board of Directors deems appropriate, the Board of Directors shall elect from among its number a Chairman (or person having a similar title) of the Board of Directors, who shall hold office until the next organizational meeting described in Article II, Section 1 and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal by the Board of Directors with or without cause. The Chairman of the board shall preside at all meetings of the Board of Directors and all meetings of the shareholders. The Chairman of the board shall also exercise such other powers as the Board of Directors may from time to time direct or which may be required by law.

SECTION 3. Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates as are designated, from time to time, by the Chairman of the board, and shall be held at the principal office of the corporation or at such other location as the Chairman of the Board of Directors selects. Each regular meeting shall commence at the time designated by the Chairman of the Board of Directors on at least five (5) days’ prior written notice to each director when sent by mail and on at least twenty-four (24) hours’ notice when sent by private express carrier or transmitted by fax, e-mail, or other electronic means.

SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by any director. Written notice of the time, place and purposes of each special meeting shall be sent by private express carrier or transmitted by fax, e-mail, or other electronic means to each director at least twenty-four (24) hours prior to such meeting. Notwithstanding the preceding, any meeting of the Board of Directors shall be a legal meeting without any notice thereof if all the members of the Board of Directors shall be present or if all absent members waive notice thereof.

SECTION 5. Number; Qualifications; Quorum; Term.

(a) The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) members as determined from time to time by resolution of the Board of Directors. As of the date of these Amended and Restated Bylaws, the Board of Directors shall consist of five (5) directors.

(b) Subject to the provisions of the Articles of Incorporation, one-third (1/3) of the total number of the directors (but in no event less than two (2) directors) shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice other than by announcement at the meeting, until a quorum shall be present. Any meeting at which a quorum is present may also be adjourned in like manner, for such time or upon such call, as may be determined by vote. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting originally held if a quorum had been present thereat. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum. The affirmative vote of a majority of the directors present at a meeting at which a quorum is constituted shall be the act of the Board of Directors, unless the Articles of Incorporation or any voting agreement, side letter, or other written agreement entered into by and among the corporation and any shareholders of the corporation shall require a vote of a greater number of votes or the affirmative vote of particular directors.

(c) Except as otherwise provided in these Amended and Restated Bylaws, directors shall hold office until the next succeeding annual shareholders’ meeting and thereafter until their successors are respectively elected and qualified or until any such director’s earlier death, resignation or removal.

SECTION 6. Place of Meetings. The Board of Directors may hold its meetings and keep the books of the corporation inside or outside of the State of Florida, at any office of the corporation, or at any other place, as it may from time to time by resolution determine.

SECTION 7. Vacancies. Except as otherwise provided in the Articles of Incorporation, any vacancy in the Board of Directors because of death, resignation, retirement, disqualification, removal from office, increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, at any regular or special meeting of the Board of Directors, subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any shareholders of the corporation.

SECTION 8. Election of Directors; Resignation of Directors.

(a) At all meetings of shareholders for the election of directors, each director shall be elected by a plurality of the votes cast.

(b) Any director of the corporation may resign at any time by giving written notice to the Chairman of the Board of Directors or to the Secretary of the corporation. Such resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(c) To be eligible to be a nominee for election or reelection as a director of the corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Article I, Section 7) to the Secretary at the principal executive office of the corporation a written agreement (in the form provided by the secretary upon written request) that such person will abide by the requirements of Section 8(c).

SECTION 9. Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors. In addition, each director shall be entitled to be reimbursed by the corporation for all reasonable expenses incurred in attending meetings of the Board of Directors or of any committee of which such person is a member. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation for such services from the corporation; provided, however, that any person who is receiving a stated compensation as an officer of the corporation for services as such officer shall not receive any additional compensation for services as a director during such period. A director entitled to receive stated compensation for services as director, who shall serve for only a portion of a year, shall be entitled to receive only that portion of the director’s annual stated compensation on which the period of such service during the year bears to the entire year. The annual compensation of directors shall be paid at such times and in such installments as the Board of Directors may determine.

SECTION 10. Committees.

(a) The Board of Directors shall designate an Audit Committee, Compensation Committee, and Administration and Management Committee, and may designate one or more other committees as it may deem advisable, each of which shall have and may exercise the powers and authority of the Board of Directors to the extent provided in the charter of each committee adopted by the Board of Directors in one or more resolutions. The members of the committees, who shall be at least two (2) in number, shall act only as a committee and, except to the extent otherwise set forth in the charter of each committee, the individual members shall have no power as such. Unless the Board of Directors elects a committee chairman, each committee shall elect its own chairman. Subject to the provisions of its charter, each committee shall have full power and authority to make rules for the conduct of its business. The Board of Directors shall have the power at any time to change the membership of committees, fill vacancies, and to abolish any committee other than the Audit Committee, Compensation Committee, and Administration and Management Committee.

(b) The members of each committee shall be elected by the Board of Directors and shall serve until the first meeting of the Board of Directors after the annual meeting of shareholders and until their successors are elected and qualified or until the members’ earlier death, resignation or removal. Vacancies may be filled by the Board of Directors at any meeting. Subject to compliance with the respective committee charters for the Audit, Compensation, and Administration and Management Committees, the Chairman of the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee to serve for that committee meeting only.

(c) The Chairman of the Board of Directors or Chief Executive Officer, the committee chairman, or a majority of any committee may call a meeting of that committee. A quorum of any committee shall consist of a majority of its members unless otherwise provided by resolution of the Board of Directors. Except to the extent otherwise set forth in the charter of each committee, the majority vote of a quorum shall be required for the transaction of business. The committee may also take action by unanimous written consent of all committee members without a meeting. The chairman of the committee shall give, or cause the Secretary of the corporation to give, notice of all meetings of the committee by mailing the notice to the members of the committee at least three (3) days before each meeting or by telephoning the members not later than one (1) day before the meeting. The notice shall state the time, date, and place of the meeting. Any notice or waiver of notice shall also satisfy the requirements of Article VI, Section 2 below. Each committee shall fix its other rules of procedure.

(d) No committee of the Board of Directors shall have the power or authority to: (i) approve or recommend to shareholders actions or proposals required by the FBCA to be approved by shareholders; (ii) fill vacancies on the Board of Directors or any committee thereof; (iii) adopt, amend, or repeal these Amended and Restated Bylaws; (iv) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or (v) authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group, except that the Board of Directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the Board of Directors.

ARTICLE III

OFFICERS

SECTION 1. Titles and Election. At the organizational meeting described in Article II, Section 1 or at such other time as the Board of Directors deems appropriate, the Board of Directors may elect one or more persons to serve as a Chief Executive Officer, a Vice Chairman, a President, and one or more Vice Presidents, a Secretary, and one or more Assistant Secretaries, and such other officers as the Board of Directors from time to time may deem proper, each of whom need not be directors. Such officers shall hold office until the next annual election of officers and until their successors are respectively elected and qualified, or until their respective earlier death, resignation or removal by the Board of Directors as provided in Article III, Section 8.

SECTION 2. Chief Executive Officer. Subject to the direction and control of the Board of Directors, the Chief Executive Officer shall have supervisory authority over the policies of the corporation as well as the management and control of the business and affairs of the corporation.

SECTION 3. Vice Chairman. The Vice Chairman shall have such duties and responsibilities relating to the management of the corporation as may be defined and designated by the Chief Executive Officer or the Board of Directors.

SECTION 4. President. The President shall have responsibility for the management of the operating businesses of the corporation and shall do and perform all acts incident to the office of President or which are authorized by the Chief Executive Officer, the Board of Directors, or as may be required by law.

SECTION 5. Vice President(s). Each Vice President shall have such designations and such powers and shall perform such duties as may be assigned by the Board of Directors or the Chief Executive Officer. The Board of Directors may designate one or more Vice Presidents to be a Senior Executive Vice President, Executive Vice President, Senior Vice President, Group Vice President. or other similar designation.

SECTION 6. Secretary. The Secretary shall:

(a) keep the minutes of meetings of shareholders and of the Board of Directors in books provided for the purpose;

(b) see that all notices are duly given in accordance with the provisions of these Amended and Restated Bylaws and as required by law;

(c) be custodian of the records and have charge of the seal of the corporation and see that it is affixed to all stock certificates prior to their issuance and to all documents the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these Amended and Restated Bylaws;

(d) have charge of the stock books of the corporation and keep or cause to be kept the stock and transfer books in such manner as to show at any time the amount of the stock of the corporation issued and outstanding, the manner in which and the time when such stock was paid for, the names, alphabetically arranged, and the addresses of the holders of record thereof, the number of shares held by each, and the time when each became such holder of record; exhibit or cause to be exhibited at all reasonable times to any director, upon application, the original or duplicate stock ledger;

(e) see that the books, reports, statements, certificates, and all other documents and records required by law are properly kept, executed, and filed; and

(f) in general, perform all duties incident to the office of the Secretary, and such other duties as from time to time may be assigned by the Board of Directors.

SECTION 7. Assistant Secretary. At the request of the Secretary, or in the absence or disability of the Secretary, an Assistant Secretary may perform all the duties of the Secretary, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. Each Assistant Secretary shall have such other powers and shall perform such other duties as may be assigned by the Board of Directors.

SECTION 8. Resignation and Removal of Officers. Any officer of the corporation may resign at any time by giving written notice to the Chairman of the Board of Directors or to the Secretary. Such resignation shall take effect when the notice is so delivered unless the notice specifies a later effective date, and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective. Any officer may be removed summarily at any time, with or without cause, by vote of a majority of the Board of Directors, subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any of its shareholders.

SECTION 9. Salaries. The salaries of officers shall be fixed from time to time by the Board of Directors or a board committee authorized by the Board of Directors. The Board of Directors or authorized committee may authorize and empower the Chief Executive Officer, any Vice Chairman, or any Vice President of the corporation designated by the Board of Directors or by the authorized committee to fix the salaries of all officers of the corporation who are not directors of the corporation. No officer shall be prevented from receiving a salary by reason of the fact that such officer is also a director of the corporation.

ARTICLE IV

CAPITAL STOCK

SECTION 1. Issue of Stock With or Without Certificates. The Board of Directors may authorize the issuance of some or all of the shares of any or all of the corporation’s classes or series of stock without certificates. Certificates for those shares of the capital stock of the corporation that are represented by certificates shall be in such forms as shall be approved by the Board of Directors. Each holder of shares represented by certificates shall be entitled to have the certificate for such shares issued under the seal of the corporation, signed by the Chairman, a Vice Chairman, or a Vice President and also by the Secretary or an Assistant Secretary; provided, however, that where a certificate is countersigned by a transfer agent, other than the corporation or its employee, or by a registrar, other than the corporation or its employee, the corporate seal and any other signature on such certificate may be a facsimile, engraved, stamped, or printed. In case any officer, transfer agent, or registrar of the corporation who shall have signed, or whose facsimile signature shall have been used on any such certificate, shall cease to be such officer, transfer agent or registrar, whether because of death, resignation, or otherwise, before such certificate shall have been delivered by the corporation, such certificate shall nevertheless be deemed to have been adopted by the corporation and may be issued and delivered as though the person who signed such certificate or whose facsimile signature shall have been used thereon had not ceased to be such officer, transfer agent or registrar.

SECTION 2. Transfer of Shares. Subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any of its shareholders, the shares of the corporation shall be transferable upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer of any shares represented by certificates, the old certificates for such shares shall be surrendered to the corporation by the delivery thereof to the person in charge of the shares and transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be canceled, and new certificates (or an appropriate entry in respect of shares without certificates) shall thereupon be issued for the shares so transferred to the person entitled thereto. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

SECTION 3. Lost Certificates. Any person claiming a certificate representing shares to be lost or destroyed shall make an affidavit or affirmation of that fact, and if requested to do so by the Board of Directors or the Secretary of the corporation, shall advertise such fact in such manner as the Board of Directors or the Secretary may require, and shall give to the corporation, its transfer agent and registrar, if any, a bond or indemnity in such sum as the Board of Directors or Secretary may direct, but not less than double the value of the shares represented by such certificate, in form satisfactory to the Board of Directors and to the transfer agent and registrar of the corporation, if any, and with or without sureties as the Board of Directors or Secretary with the approval of the transfer agent and registrar, if any, may prescribe; whereupon the Chairman, a Vice Chairman or a Vice President and the Secretary or an Assistant Secretary may cause to be issued a new certificate of the same tenor (or cause an appropriate entry to be made in respect of shares without certificates) and for the same number of shares as the one alleged to have been lost or destroyed.

SECTION 4. Rules as to Issue of Shares. The Board of Directors shall make such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of shares of the corporation. It may appoint one or more transfer agents and/or registrars of transfer, and may require all certificates to bear the signature of either or both. Each and every person accepting shares from the corporation therein shall furnish the corporation with a written statement of the residence or post office address of that person, and in the event of changing such residence shall advise the corporation of such new address.

SECTION 5. Holder of Record Deemed Holder in Fact. The Board of Directors shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by law.

SECTION 6. Closing of Transfer Books or Fixing Record Date. The Board of Directors shall have the power to close the share transfer books of the corporation for a period not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect; provided, however, that in lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion, or exchange of capital stock, and in such case only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any such record date fixed as aforesaid.

ARTICLE V

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

SECTION 1. Contracts, Etc.; How Executed. The Board of Directors or such officer or person to whom such power shall be delegated by the Board of Directors by resolution, except as in these Amended and Restated Bylaws otherwise provided, may authorize any officer or officers, agent or agents, either by name or by designation of their respective offices, positions, or class, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 2. Loans. No loans shall be contracted on behalf of the corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the vote of the Board of Directors or by such officer or person to whom such power shall be delegated by the Board of Directors by resolution or by these Amended and Restated Bylaws. When so authorized by the Board of Directors or by such officer or person to whom such power shall be delegated by the Board of Directors by resolution or by these Amended and Restated Bylaws, any officer or agent of the corporation may obtain loans and advances at any time for the corporation from any bank, banking firm, trust company, or other institution, or from any firm, corporation, or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the corporation, and, when authorized as aforesaid to give security for the payment of any loan, advance, indebtedness or liability of the corporation, may pledge, hypothecate, or transfer any and all stocks, securities, and other personal property at any time held by the corporation, and to that end endorse, assign and deliver the same, but only to the extent and in the manner authorized by the Board of Directors or by these Amended and Restated Bylaws. Such authority may be general or confined to specific instances.

SECTION 3. Deposits. All funds of the corporation shall be deposited from time to time to the credit of the corporation with such banks, banking firms, trust companies, or other depositaries as the Board of Directors may select or as may be selected by any officer or officers, agent or agents of the corporation to whom such power may be delegated from time to time by the Board of Directors or by these Amended and Restated Bylaws.

SECTION 4. Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes, acceptances, or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent, or agents of the corporation and in such manner as shall be determined from time to time by resolution of the Board of Directors or by such officer or person to whom such power of determination shall be delegated by the Board of Directors by resolution or by these Amended and Restated Bylaws. Endorsements for deposit to the credit of the corporation in any of its authorized depositaries may be made, without any countersignature, by the Chairman of the Board of Directors, a Vice Chairman, or any Vice President or by any other officer or agent of the corporation appointed by any officer of the corporation to whom the Board of Directors, by resolution, shall have delegated such power of appointment, or by hand-stamped impression in the name of the corporation.

SECTION 5. Transaction of Business. The corporation, or any division or department into which any of the business or operations of the corporation may have been divided, may transact business and execute contracts under its own corporate name, its division, or department name, a trademark, or a trade name.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 1. Fiscal Year; Staff and Divisional Titles.

(a) Fiscal Year. The fiscal year of the corporation shall end on December 31 each year.

(b) Staff and Divisional Titles. The Chief Executive Officer may appoint, at such officer’s discretion, such persons as he or she deems appropriate to hold the title of staff vice president, divisional president, or divisional vice president or other similar designation. Such persons shall not be officers of the corporation and shall retain such title at the sole discretion of the Chief Executive Officer who may from time to time make or revoke such designation.

SECTION 2. Notice and Waiver of Notice. Whenever any notice is required by these Amended and Restated Bylaws to be given, personal notice to the person is not meant unless expressly so stated; and any notice so required shall be deemed to be sufficient if given by depositing the same in a post office or post box in a sealed postpaid wrapper, addressed to the person entitled thereto at the post office address as shown on the transfer books of the corporation, in case of a shareholder, and at the last known post office address in case of an officer or director who is not a shareholder; and such notice shall be deemed to have been given on the day of such deposit. In the case of notice by private express carrier or similar means, notice shall be deemed to be sufficient if transmitted or sent to the person entitled to notice or to any person at the residence or usual place of business of the person entitled to notice who it is reasonably believed will convey such notice to the person entitled thereto; and notice shall be deemed to have been given at the time of receipt at such residence or place of business. In the case of notice by fax, e-mail, or electronic means, notice shall be deemed to be sufficient if transmitted in a manner authorized by the recipient. Any notice required by these Amended and Restated Bylaws may be given to the person entitled thereto personally and attendance of a person at a meeting shall constitute a waiver of notice of such meeting. Whenever notice is required to be given under these Amended and Restated Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

SECTION 3. Inspection of Books. The Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the accounts, records, and books of the corporation (except such as may, by statute, be specifically open to inspection), or any of them, shall be open to the inspection of the shareholders, and the shareholders’ rights in this respect are and shall be restricted and limited accordingly.

SECTION 4. Construction. All references herein in the plural shall be construed to include the singular and in the singular shall be construed to include the plural, if the context so requires.

SECTION 5. Indemnification.

(a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), whether formal or informal and whether or not such action, suit or proceeding is brought by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, trustee, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the corporation (a “Covered Person”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, shall be indemnified and held harmless by the corporation (and any successor of the corporation by merger or otherwise) to the fullest extent permitted by the FBCA as the same exists or may hereafter be amended or modified from time to time, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection with such Proceeding if the person if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful. Such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 5(c)(i) below, the corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section 5(a) shall also include the right to be paid by the corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent permitted by the FBCA as the same exists or may hereafter be amended or modified from time to time. Each Covered Person shall have the right, without the need for any action by the Board of Directors, to be paid by the corporation (and any successor of the corporation by merger or otherwise) the expenses incurred in connection with any Proceeding in advance of its final disposition, such advances to be paid by the corporation within twenty (20) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (an “Undertaking”) by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a “final disposition”) that such director or officer is not entitled to be indemnified for such expenses under these Amended and Restated Bylaws or otherwise. The right to indemnification and advancement of expenses conferred in this Section 5(a) shall be a contract right.

(b) To obtain indemnification under these Amended and Restated Bylaws, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (i) by a majority of Disinterested Directors (as defined below), even though less than a quorum, or (ii) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (iii) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel (as defined below), in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iv) if a majority of the Disinterested Directors so directs, by a majority vote of the shareholders of the corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by the Disinterested Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten (10) days after such determination.

(c) (i) If a claim for indemnification under this Section 5 is not paid in full by the corporation within thirty (30) days after a written claim pursuant to Section 5(b) above has been received by the corporation, or (ii) if a request for advancement of expenses under this Section 5 is not paid in full by the corporation within twenty (20) days after a statement pursuant to Section 5(a) above and the required Undertaking, if any, have been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim for indemnification or request for advancement of expenses and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action that, under the FBCA, the claimant has not met the standard of conduct which makes it permissible for the corporation to indemnify the claimant for the amount claimed or that the claimant is not entitled to the requested advancement of expenses, but (except where the required Undertaking, if any, has not been tendered to the corporation) the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Disinterested Directors, Independent Counsel, or shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth under the FBCA, nor an actual determination by the corporation (including its Disinterested Directors, Independent Counsel, or shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(d) If a determination shall have been made pursuant to Section 5(b) above that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 5(c)(i) above.

(e) The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 5(c)(i) above that the procedures and presumptions of these Amended and Restated Bylaws are not valid, binding, and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of these Amended and Restated Bylaws.

(f) All of the rights conferred in this Section 5 as to indemnification, advancement of expenses, and otherwise shall be contract rights between the corporation and each Covered Person to whom such rights are extended that vest at the commencement of such Covered Person’s service to or at the request of the corporation and (i) any amendment or modification of this Section 5 that in any way diminishes or adversely affects any such rights shall be prospective only and shall not in any way diminish or adversely affect any such rights with respect to such Covered Person, and (ii) all of such rights shall continue as to any such Covered Person who has ceased to be a director, officer, trustee, employee or agent of the corporation or ceased to serve at the corporation’s request as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of such Covered Person’s heirs, executors and administrators.

(g) All of the rights conferred in this Section 5 as to indemnification, advancement of expenses, and otherwise (i) shall not be exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled or hereafter acquire under any statute, provision of the Articles of Incorporation, these Amended and Restated Bylaws, agreement, vote of shareholders or Disinterested Directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office and (ii) cannot be terminated or impaired by the corporation, the Board of Directors or the shareholders of the corporation with respect to a person’s service prior to the date of such termination.

(h) The corporation shall have power to purchase and maintain, at its expense, insurance to protect itself and any person who is or was a director, officer, trustee, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify him against such liability under the FBCA. To the extent that the corporation maintains any policy or policies providing such insurance, each such current or former director, officer, trustee, employee or agent shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current or former director, officer, trustee, employee or agent.

(i) Neither the amendment nor repeal of this Section 5, nor the adoption of any provision of the Articles of Incorporation or these Amended and Restated Bylaws, nor, to the fullest extent permitted by the FBCA, any modification of law, shall eliminate or reduce the effect of this Section 5 in respect of any acts or omissions occurring prior to such amendment, repeal, adoption, or modification.

(j) Any notice, request or other communication required or permitted to be given to the corporation under this bylaw shall be in writing and either delivered in person or sent by mail or other method of delivery, or by e-mail or other electronic transmission, to the Secretary of the corporation and shall be effective only upon receipt by the secretary.

(k) If any provision or provisions of this Section 5 shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Section 5 (including, without limitation, each portion of any paragraph of this Section 5 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Section 5 (including, without limitation, each such portion of any paragraph of this Section 5 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

(l) For purposes of this Section 5: (i) “Disinterested Director” means a director of the corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant; and (ii) “Independent Counsel” means a large national law firm, a member of a large national law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the claimant in an action to determine the claimant’s rights under this bylaw.

ARTICLE VII

AMENDMENTS

SECTION 1. Amendment of Bylaws. All Bylaws of the corporation (including these Amended and Restated Bylaws) shall be subject to adoption, alteration, amendment, or repeal as provided in, and subject to the provisions of, the Articles of Incorporation and the FBCA.

* * * * *

CUENTAS INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints [NAMES AND TITLES] and each of them acting singly, as proxies and attorneys-in-fact, each with full power of substitution, and authorizes them to represent the undersigned and vote as designated on the reverse side, all shares of Common Stock and Series B Preferred Stock of Cuentas, Inc. held of record by the undersigned as of November 20, 2019 at the Special Meeting of Stockholders of Cuentas Inc. to be held at the Company’s principal executive office located at 19 W. Flagler St., Suite 902, Miami, FL 3313 on December 30, 2019, and any adjournment or postponement thereof. Attendance of the undersigned at the Special Meeting of Stockholders or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates the undersigned’s intention to vote the shares of Common Stock or Series B Preferred Stock represented hereby in person prior to the exercise of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

CUENTAS INC.

December 30, 2019

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it using the enclosed envelope. Thank you for your prompt consideration of these matters.

Sincerely,

Cuentas Inc.

DETACH HERE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.	Approve the adoption of the Amended and Restated Articles of Incorporation and of the Company in order to, effective as of the date the Amended and Restated Articles of Incorporation are filed with the Secretary of State of the State of Florida, cause all outstanding shares of Series B Preferred Stock to be converted into common stock on a one-to-one basis; and (ii) set number of shares of common stock at 360,000,000 and the number of shares of blank check preferred at 50,000,000

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approve the adoption of the Amended and Restated By Laws of the Company in order to provide the Company with flexibility necessary to carry at its business plan and in order to be more consistent with Florida law

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Amendment Proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:______________	Name:______________	Signature:______________	Name:______________

Date:______________

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY BY EMAIL TO: [EMAIL ADDRESS]